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                                                                    EXHIBIT 10.4

                  FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT

     FIRST AMENDMENT, dated as of September 27, 2002 (this "AMENDMENT"), to the FIVE-YEAR CREDIT AGREEMENT dated as of September 28, 2001 ("CREDIT AGREEMENT"), among FEDEX CORPORATION, the LENDERS party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC. and BANK OF AMERICA, N.A., as Co-Syndication Agents, and BANK ONE, NA, COMMERZBANK A.G., BANK OF TOKYO-MITSUBISHI TRUST COMPANY and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Borrower has requested that the Lenders agree, and the Lenders have agreed, to extend credit to the Borrower subject to the terms and conditions contained therein;

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain ways; and

     WHEREAS, the Lenders and the Borrower desire to amend the Credit Agreement in the manner specified herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2.   AMENDMENTS TO SECTION 1.01 OF THE CREDIT AGREEMENT (DEFINED
TERMS).

          (a) Section 1.01 is hereby amended by adding the following new definitions in the appropriate alphabetical order:

          "INSUFFICIENCY" means, with respect to any Plan, the amount, if any, by which the present value of the benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits, as determined using such reasonable actuarial assumptions and methods as are specified in the accountant's report attached to the most recent annual report (Form 5500 Series) filed with respect to such Plan.

          "TERMINATION EVENT" means (i) a Reportable Event, (ii) the distribution of a notice of intent to terminate a Plan pursuant to Section 4041(c)(1) of ERISA or the treatment of a Plan amendment as a termination under Section 4041(e) of ERISA, (iii) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (iv) any other event or condition that, as reasonably determined by the Borrower in good faith, is reasonably likely to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

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          (b) Section 1.01 is hereby amended by deleting the definition of
"Unfunded Liabilities".

          3. AMENDMENT TO SECTION 7 OF THE CREDIT AGREEMENT (EVENTS OF DEFAULT). Section 7(n) is hereby amended by replacing it in its entirety with the following:

                  (n) any Termination Event with respect to a Plan shall have occurred or the sum of the Insufficiency of all Single Employer Plans is equal to or greater than $80,000,000; or

          4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the Borrower and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

          5. REPRESENTATION AND WARRANTIES. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders that:

               (a) REAFFIRMATION. As of the Amendment Effective Date and after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects; and

               (b) NO DEFAULT. As of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          6. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent as separately agreed by the Administrative Agent and the Borrower.

          7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

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          8.   SEVERABILITY; HEADINGS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

          9. CONTINUING EFFECT OF OTHER DOCUMENTS. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     FEDEX CORPORATION, as Borrower


                                     By: /s/ Burnetta B. Williams
                                        ------------------------------------
                                        Title: Staff Vice-President and
                                               Assistant Treasurer


                                     JPMORGAN CHASE BANK,
                                     as Administrative Agent and as a Lender


                                     By: /s/ Matthew H. Massie
                                        ------------------------------------
                                        Title: Managing Director


                                     BANK OF AMERICA, N.A., as a Co-Syndication
                                     Agent and as a Lender


                                     By: /s/ Sharon Burks Horos
                                        ------------------------------------
                                        Title: Vice President


                                     BANK ONE, NA., as a Co-Documentation Agent and as a Lender


                                     By: /s/ Christopher C. Cavaiani
                                        ------------------------------------
                                        Title: Director


                                     CITICORP USA, INC., as a Co-Syndication
                                     Agent and as a Lender


                                     By: /s/ Gaylord C. Holmes
                                        ------------------------------------
                                        Title: Vice President

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                                     COMMERZBANK A.G., New York Branch, as a
                                     Co-Documentation Agent and as a Lender


                                     By: /s/ Subash R. Viswanathan
                                        ------------------------------------
                                        Title: Senior Vice President

                                     By: /s/ Brian Campbell
                                        ------------------------------------
                                        Title: Senior Vice President


                                     THE ROYAL BANK OF SCOTLAND PLC,
                                     as a Co-Documentation Agent and as a Lender


                                     By: /s/ David Apps
                                        ------------------------------------
                                        Title: Senior Vice President


                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Co-Documentation Agent and as a Lender


                                     By: /s/ Eduardo P. Abello
                                        ------------------------------------
                                        Title: Assistant Vice President


                                     THE BANK OF NOVA SCOTIA,
                                     as a Lender


                                     By: /s/ N. Bell
                                        ------------------------------------
                                        Title: Senior Manager


                                     KBC BANK, N.V.,
                                     as a Lender


                                     By: /s/ Robert Snauffer
                                        ------------------------------------
                                        Title: First Vice President

                                     By: /s/ Eric Raskin
                                        ------------------------------------
                                        Title: Vice President

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                                     KREDITANSTALT FUR WIEDERAUFBAU,
                                     as a Lender


                                     By: /s/ M. Nosbusch
                                        ------------------------------------
                                        Title: Vice President

                                     By: /s/ Wolf Muth
                                        ------------------------------------
                                        Title: Vice President


                                     MELLON BANK, N.A., as a Lender


                                     By: /s/ Mark F. Johnston
                                        ------------------------------------
                                        Title: Vice President


                                     SUMITOMO MITSUI BANKING CORPORATION,
                                     as a Lender


                                     By: /s/ Bob Granfelt
                                        ------------------------------------
                                        Title: Vice President and Manager


                                     REGIONS BANK, as a Lender


                                     By: /s/ David L. Waller
                                        ------------------------------------
                                        Title: Vice President Corporate Banking


                                     MIZUHO CORPORATE BANK, LIMITED,
                                     as a Lender


                                     By: /s/ James W. Masters
                                        ------------------------------------
                                        Title: Senior Vice President


                                     KEYBANK NATIONAL ASSOCIATION,
                                     as a Lender


                                     By: /s/ Mary K. Young
                                        ------------------------------------
                                        Title: Vice President

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                                     MERRILL LYNCH BANK USA,
                                     as a Lender


                                     By: /s/ D. Kevin Imlay
                                        ------------------------------------
                                        Title: Senior Credit Officer


                                     UNION PLANTERS BANK, N.A.,
                                     as a Lender


                                     By: /s/ B. Gordin McMurtry
                                        ------------------------------------
                                        Title: Senior Vice President


                                     AMSOUTH BANCORPORATION,
                                     as a Lender


                                     By: /s/ S. Floyd Harvey, III
                                        ------------------------------------
                                        Title: Senior Vice President


                                     THE BANK OF NEW YORK,
                                     as a Lender


                                     By: /s/ Steven P. Cavaluzzo
                                        ------------------------------------
                                        Title: Vice President


                                     CREDIT SUISSE FIRST BOSTON,
                                     as a Lender


                                     By: /s/ Joel Glodowski
                                        ------------------------------------
                                        Title: Managing Director

                                     By: /s/ Guy M. Baron
                                        ------------------------------------
                                        Title: Associate

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                                     FIRST TENNESSEE BANK NATIONAL
                                     ASSOCIATION, as a Lender


                                     By: /s/ James H. Moore, Jr.
                                        ------------------------------------
                                        Title: Senior Vice President


                                     WACHOVIA BANK, N.A.,
                                     as a Lender


                                     By: /s/ Andrew Payne
                                        ------------------------------------
                                        Title: Director


                                     INTESABCI, NEW YORK BRANCH,
                                     as a Lender


                                     By: /s/ Frank Maffei
                                        ------------------------------------
                                        Title: Vice President

                                     By: /s/ J. Dickerhof
                                        ------------------------------------
                                        Title: Vice President


                                     THE NORTHERN TRUST COMPANY,
                                     as a Lender


                                     By: /s/ Tracy J. Toulouse
                                        ------------------------------------
                                        Title: Vice President


                                     SUNTRUST BANK, INC.,
                                     as a Lender


                                     By: /s/ Bryan W. Ford
                                        ------------------------------------
                                        Title: Director